BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock iShares Dynamic Allocation V.I. Fund (the “Fund”)

Supplement dated April 17, 2018 to the Fund’s Prospectus

dated May 1, 2017, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The subsection entitled “Details about the Fund — Information About the ETFs — ETFs” of the Prospectus is amended to add the following underlying exchange-traded funds to the table:

Fund Name	Investment Objective and Principal Investment Strategies

iShares® Intermediate Credit Bond ETF

The iShares Intermediate Credit Bond ETF seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority and non-U.S. agency bonds with remaining maturities between one and ten years.

The fund seeks to track the investment results of the Bloomberg Barclays U.S. Intermediate Credit Bond Index (the “Underlying Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than one year and less than or equal to ten years. As of December 31, 2016, there were 4,507 issues in the Underlying Index. As of December 31, 2016, a significant portion of the Underlying Index is represented by securities of financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The Underlying Index consists of investment-grade credit securities that have a remaining maturity of greater than one year and less than or equal to ten years and have $300 million or more of outstanding face value. In addition, the securities in the Underlying Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country’s currency, but are traded outside of that country in a different country and regulatory system (Eurobonds). The Underlying Index is market capitalization-weighted, and the securities in the Underlying Index are updated on the last business day of each month.

iShares® S&P 500 Value ETF

The iShares S&P 500 Value ETF seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics.

The fund seeks to track the investment results of the S&P 500 Value IndexTM (the “Underlying Index”), which measures the performance of the large-capitalization value sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500 exhibiting the strongest value characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., representing approximately 45.74% of the market capitalization of the S&P 500 as of March 31, 2017. As of March 31, 2017, a significant portion of the Underlying Index is represented by securities of financials companies.

The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

Fund Name	Investment Objective and Principal Investment Strategies

iShares® S&P 500 Growth ETF

The iShares S&P 500 Growth ETF seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics.

The fund seeks to track the investment results of the S&P 500 Growth IndexTM (the “Underlying Index”), which measures the performance of the large-capitalization growth sector of the U.S. equity market. It is a subset of the S&P 500® and consists of those stocks in the S&P 500 exhibiting the strongest growth characteristics, as determined by S&P Dow Jones Indices LLC, a subsidiary of S&P Global, Inc., representing approximately 54.26% of the market capitalization of the S&P 500 as of March 31, 2017. As of March 31, 2017, a significant portion of the Underlying Index is represented by securities of consumer discretionary, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

iShares® Short Maturity Bond ETF

The iShares Short Maturity Bond ETF seeks to maximize current income.

The fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed-income securities. The fund primarily invests in investment-grade fixed-income securities that are rated BBB- or higher by S&P Global Ratings and/or Fitch Ratings, Inc., or Baa3 or higher by Moody’s Investors Service, Inc., or, if unrated, determined by the fund’s management team to be of equivalent quality. The fund primarily invests in fixed- and floating-rate securities of varying maturities, such as corporate and government bonds, agency securities, instruments of non-U.S. issuers, privately-issued securities, asset-backed and mortgage-backed securities, structured securities, municipal bonds, repurchase agreements, money market instruments and investment companies. The fund invests in securities issued by financial institutions such as banks, broker-dealers and insurance companies. The fund may enter into to-be-announced transactions on a regular basis with respect to the percentage of the portfolio (if any) that consists of mortgage-backed pass-through securities. BlackRock Fund Advisors or its affiliates may advise the money market funds and investment companies in which the fund may invest.

Under normal circumstances, the effective duration of the fund’s portfolio is expected to be one year or less, as calculated by the fund’s management team. Effective duration is a measure of the fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.

Under normal circumstances, the fund will also seek to maintain a weighted average maturity that is less than three years. Weighted average maturity is a U.S. dollar-weighted average of the remaining term to maturity of the underlying securities in the fund’s portfolio. For the purposes of determining the fund’s weighted average maturity, a security’s final maturity date, or for amortizing securities such as asset-backed and mortgage-backed securities, its weighted average life, will be used for calculation purposes.

Fund Name	Investment Objective and Principal Investment Strategies

iShares® Short Maturity Bond ETF (continued)

The fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund may have a higher degree of portfolio turnover than funds that seek to replicate the performance of an index.

The fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. Please see the fund’s Statement of Additional Information for further information.

The fund may lend securities representing up to one-third of the value of the fund’s total assets (including the value of the collateral received).

Shareholders should retain this Supplement for future reference.

PR-VARISDAVI-0418SUP

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